UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE RIGHT START, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              THE RIGHT START, INC.
                       5388 Sterling Center Drive, Unit C
                       Westlake Village, California 91361


                                  July 1, 2000

Dear Shareholders:

     Our Annual Meeting of Shareholders will be held on August 1, 2000, at 9:00 a.m., at The Right Start retail store located at 13413 Ventura Boulevard, Sherman Oaks, California, 91423. We urge you to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key personnel responsible for the management of your Company, to show you a Right Start retail store and to answer any questions you may have.

     The formal Notice of Meeting, the Proxy Statement and the proxy card are enclosed. A copy of the Annual Report to Shareholders describing the Company's operations during the fiscal year ended January 29, 2000 is also enclosed.

     We hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

     If you have shares in more than one name or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials. If so, please sign and return each of the proxy cards you receive so that all of your shares may be voted. We look forward to meeting you at the August 1, 2000 Annual Meeting of Shareholders.
                                    Very truly yours,

                                   /s/ Jerry R. Welch

                                   Jerry R. Welch
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                              THE RIGHT START, INC.
                       5388 Sterling Center Drive, Unit C
                       Westlake Village, California 91361

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------

                            To Be Held August 1, 2000

     The Annual Meeting of The Right Start, Inc. (the "Company") will be held at The Right Start retail store located at 13413 Ventura Boulevard, Sherman Oaks, California on August 1, 2000, at 9:00 a.m. for the following purposes:

          1. To elect six (6) directors to hold office until the next annual meeting and until their successors are elected;

          2. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending February 3, 2001 (Proposal 1);

          3. To approve a proposed amendment to the Company's 1991 Employee Stock Option Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 900,000 to 1,050,000 shares, an increase of 150,000 shares (Proposal 2);

          4. To approve a proposed amendment to the Company's 1995 Non-Employee Director Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 200,000 to 275,000 shares, an increase of 75,000 shares (Proposal 3); and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on June 7, 2000, is the date of record for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     All shareholders are urged to attend the meeting in person or by proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PREPAID RETURN ENVELOPE. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                   By Order of The Board of Directors

                                    /s/ Gina M. Engelhard

                                        Gina M. Engelhard
                                        Secretary
                                        Westlake Village, California
                                        July 1, 2000

                              THE RIGHT START, INC.

                                 ---------------

                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation and Revocation of Proxies

     The enclosed Proxy is solicited by and on behalf of the Board of Directors ("Board of Directors") of The Right Start, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held on the 1st day of August, 2000 at 9:00 a.m. and at any and all adjournments thereof.

     The persons named as proxies were designated by the Board of Directors and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a proxy bearing a later date or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. All proxies which are properly completed, signed and returned to the Company prior to the meeting, and not subsequently revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR the election of the director nominees listed below and FOR Proposal 1 to ratify the appointment of Arthur Andersen LLP as independent auditors for the Company, FOR Proposal 2 to approve a proposed amendment to the Company's 1991 Employee Stock Option Plan (the "1991 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1991 Plan, and FOR Proposal 3 to approve a proposed amendment to the Company's 1995 Non-Employee Director Stock Option Plan (the "1995 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1995 Plan. "Broker non-votes" will be counted for general quorum purposes but will not be considered as present or entitled to vote.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about July 1, 2000. The entire cost of the solicitation of proxies will be borne by the Company. Expenses will also include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's common stock. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile, telegraph or cable; such persons will not be compensated for such solicitation.

Voting at the Meeting

     The shares of common stock constitute the only class of securities of the Company entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on June 7, 2000, will be entitled to vote at the meeting or any adjournment or postponement thereof. As of May 22, 2000, there were 5,614,175 shares of common stock issued and outstanding, each share being entitled to one vote on each matter to be voted upon, except that voting for directors may be cumulative. A shareholder intending to cumulate votes for directors must notify the Company of such intention at the meeting prior to commencement of the voting for directors. If any shareholder has given such notice, every shareholder attending the meeting may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among two or more candidates. A shareholder who is not in attendance at the meeting may not invoke cumulative voting.

     Discretionary authority to cumulate votes represented by proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed Proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees to the Board of Directors as possible.

     The election of directors will require the affirmative vote of a plurality of the shares of common stock voting in person or by proxy at the Annual Meeting. The approval of Proposal 1, Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on such proposal.

                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information, as of May 1, 2000, with respect to all those known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, each director who owns shares of common stock, each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and all directors and executive officers of the Company as a group and any such person's ownership of common stock of the Company's subsidiary, RightStart.com Inc ("RightStart.com").


---------------------------------------- --------------------- ----------- ----------------------- ----------
Name and Address                        Amount and Nature of     Percent        Amount and Nature    Percent
of Beneficial Owner (1)                 Beneficial Ownership of    of           of Beneficial          of
                                        Company Common Stock      Class         Ownership of          Class
                                                                                RightStart.com
                                                                                Common Stock
---------------------------------------- --------------------- ----------- ----------------------- ----------


Richard A. Kayne (2)                      4,056,903              52.4%             5,568,334           60.6%
Kayne Anderson Investment Management, Inc. (2)
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Fred Kayne (3)                              721,545              12.2%                90,000            1.0%
Fortune Fashions
6501 Flotilla Street
Commerce, CA  90040

The Travelers Insurance (4)                 407,355              7.1%                  N/A              N/A
One Tower Square
Hartford, CT 06183

J. Carlo Cannell(5)                         318,600              5.6%                  N/A              N/A
Cannell Capital Management
600 California Street
San Francisco, CA 94108

Albert O. Nicholas                          312,500              5.6%                  N/A              N/A
Nicholas Co., Inc.
700 North Water Street
Milwaukee, WI  53202

Howard Kaplan                               305,000              5.4%                  N/A              N/A
99 Chauncy Street
Boston, MA  02111

Lloyd I. Miller, III (6)                    285,900              5.1%                  N/A              N/A
4550 Gordon Drive
Naples, FL 34102

Gina M. Engelhard (7)(13)                    20,736               *                   18,950             *
5388 Sterling Center Drive, Unit C
Westlake Village, CA 91361

Marilyn Platfoot (8)(13)                     27,709               *                   20,475             *
5388 Sterling Center Drive, Unit C
Westlake Village, CA 91361

Andrew Feshbach (9)                          35,485               *                    N/A              N/A
Big Dog Sportswear
121 Gray Avenue, Suite 300
Santa Barbara, CA  93101

Robert R. Hollman (9)                        28,105               *                    N/A              N/A
Hollman Property Company
1800 Avenue of the Stars
Suite 1400
Los Angeles, CA  90067

Jerry R. Welch (9)(10)(13)                  223,661              3.8%                364,000            3.8%
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Howard M. Zelikow (9)(10)                    35,485              *                     N/A              N/A
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Ronald J. Blumenthal (11)(13)                33,320              *                     6,825             *
5388 Sterling Center Drive, Unit C
Westlake Village, CA  91361

Raymond Springer (13)(14)                    N/A                N/A                     *                *
5388 Sterling Center Drive, Unit C
Westlake Village, CA  91361

All executive officers and directors       5,182,734           62.1%               6,068,584           62.6%
as a group (ten persons) (12)


--------------------

  *  Less than one percent.

    (1) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

    (2) The 4,056,903 shares include (i) 125,616 shares held directly by Mr. Kayne (including 35,485 shares which may be acquired within 60 days upon exercise of options) and (ii) 3,931,287 shares held by managed accounts of Kayne Anderson Capital Advisors, L.P.("KA Capital"), a registered investment adviser (including 400,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 1,691,650 shares which may be acquired upon conversion of the Series C Preferred Stock). Mr. Kayne has sole voting and dispositive power over the shares he holds directly. He has shared voting and dispositive power along with Kayne Anderson Investment Management, Inc. ("KAIM, Inc."), the general partner of KA Capital, over the remaining shares. (Mr. Kayne is the President, Chief Executive Officer and a Director of KAIM, Inc., and the principal stockholder of its parent company.) The shares held by managed accounts of KA Capital include the following shares held by investment funds for which KA Capital serves as general partner or manager: 1,124,785 shares held by Kayne, Anderson Non- Traditional Investments, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 1,056,025 shares held by ARBCO Associates, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 1,075,732 shares held by Kayne Anderson Diversified Capital Partners, L.P. (including 133,333 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 465,145 shares held by Kayne Anderson Capital Partners, L.P. (including 91,667 shares which may be acquired upon conversion of the Series B Preferred Stock and 211,450 shares which may be acquired upon conversion of the Series C Preferred Stock); 197,100 shares held by Kayne Anderson Offshore Limited (including 75,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 84,600 shares which may be acquired upon conversion of the Series C Preferred Stock) and 12,500 shares managed in other accounts. KA Capital disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him directly or attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest through the interest of KAIM, Inc. in such limited partnerships. The foregoing is based on information provided by Mr. Kayne and KA Capital to the Company as of May 1, 2000. The Company owns 5,478,334 shares of common stock of RightStart.com In addition, Mr. Kayne holds currently exercisable options to purchase 40,000 shares of RightStart.com common stock and currently exercisable warrants to purchase 50,000 shares of RightStart.com common stock.

    (3) Of the 721,545 shares beneficially owned, 427,727 shares are held directly by Mr. Kayne, 83,333 shares may be acquired upon conversion of Series B Preferred Stock, 175,000 shares may be acquired upon conversion of Series C Preferred Stock and 35,485 are underlying currently exercisable options to purchase common stock. Mr. Kayne holds currently exercisable options to purchase 40,000 shares of common stock of RightStart.com and currently exercisable warrants to purchase 50,000 shares of common stock of RightStart.com. The foregoing is based on information provided by Mr. Kayne to the Company as of May 1, 2000.

    (4) According to a Schedule 13G filed on February 12, 1999, Citicorp Inc. is the sole stockholder of Associated Madison Companies, Inc., which is the sole stockholder of PFS Services, Inc., which is the sole stockholder of The Travelers Insurance Group, Inc., which is the sole stockholder of The Travelers Insurance Company, all of which were filers on this schedule. The Schedule 13G report assumes the exercise of an undisclosed number of common stock warrants believed by the Company to be its Series B Preferred Stock. The ownership calculation could be somewhat smaller depending on the number of such securities owned.

    (5) According to a Schedule 13G filed on February 15, 2000, other members of the reporting group are Tonga Partners, LP, The George S. Sarlo 1995 Charitable Remainder Trust, The Cuttyhunk Fund Limited, Goldman Sachs and Anegada Fund, Ltd.

    (6) According to a Schedule 13G filed on February 14, 2000, Mr. Miller shares dispositive and voting power on 149,250 shares of the reported securities as an adviser to the trustee of certain family trusts and Mr. Miller has sole voting and dispositive power on 136,650 of the reported securities owned by him personally and/or as the manager of a limited liability company that is the general partner of a limited partnership.

    (7) Includes 145 shares currently exercisable options to purchase 20,000 shares of common stock and 591 shares held by the Company's Employee Stock Ownership Plan for the benefit of Ms. Engelhard.

    (8) Includes currently exercisable options to purchase 27,500 shares of common stock and 152 and 57 shares held by the Company's Employee Stock Purchase Plan and Employee Stock Ownership Plan, respectively, for the benefit of Ms. Platfoot.

    (9) All shares consist of currently exercisable options to purchase common stock.

    (10) Messrs. Welch and Zelikow are officers and Managing Directors of KAIM, Inc.; however, they disclaim beneficial ownership with respect to shares held by KAIM, Inc. or any of its affiliates.

    (11) Includes currently exercisable stock options to purchase 32,500 shares of common stock and 820 shares held by the Company's Employee Stock Ownership Plan for the benefit of Mr. Blumenthal.

    (12) Includes options and common stock beneficially owned by executive officers and directors.

    (13) All shares of RightStart.com reported consist of currently exercisable options and warrants to purchase common stock of RightStart.com.

    (14) Mr. Springer has an option to purchase 150,000 shares of common stock of RightStart.com. Such option is not exercisable within 60 days.


                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:


                                                                     Executive
                                                                     ---------
Name                      Age   Position                           Officer Since
----                      ---   --------                           -------------

Jerry R. Welch            49    Chairman of the Board,                 1996
                                President and Chief
                                Executive Officer

Gina M. Engelhard         36    Chief Financial Officer and            1994
                                Secretary

Marilyn Platfoot          44    Executive Vice President-Retail        1996


Ronald J. Blumenthal      53    Senior Vice President                  1994

                                       8

Raymond P. Springer       49    Executive Vice President and           1999
                                Chief Financial Officer of
                                RightStart.com



     All officers serve at the  discretion of the Board of Directors  except Mr.
Springer   who  serves  at  the   discretion   of  the  Board  of  Directors  of
RightStart.com.

Business Experience of Executive Officers

     JERRY R. WELCH became Chief Executive Officer of the Company in March 1996, assumed the position of President in September 1996 and has served as Chairman of the Board since August 1995. Mr. Welch also serves as an officer and a Managing Director of Kayne Anderson Investment Management, Inc. and has served in such capacity since January 1993. Mr. Welch held the positions of Chairman of the Board from April 1993 to September 1999 and Chief Executive Officer from August 1994 to September 1999 of Glacier Water Services, Inc. a retailer of vended water. Mr. Welch continues to serve as a member of the board of directors of Glacier Water Services, Inc. and has served in such capacity since April 1993.

     GINA M. ENGELHARD became Chief Financial Officer of the Company in May 1994 and Secretary in August 1995. Ms. Engelhard served as a Senior Manager with Price Waterhouse in Woodland Hills, California from January 1986 until April 1994.

     MARILYN PLATFOOT became Executive Vice President-Retail in August 1999. Prior to that, Ms. Platfoot served as Senior Vice President-Retail Operations and Human Resources from May 1999 to August 1999 and Vice President-Retail Operations of the Company from April 1996 to April 1999. Ms. Platfoot previously served as Western Regional Manager for Brookstone Stores from 1992 to 1996.

     RONALD J. BLUMENTHAL became Senior Vice President of the Company in September 1996 and served as Vice President-Retail Operations from December 1993 to September 1996. Prior to joining the Company, Mr. Blumenthal served as Vice President of Store Operations for Cost Plus Imports from 1990 until 1993.

     RAYMOND P. SPRINGER became Executive Vice President and Chief Financial Officer of RightStart.com in December 1999. From August 1999 to December 1999, Mr. Springer served as Senior Vice President and Chief Financial Officer of Payless Cashways Inc., a retailer of building materials and home improvement products. From April 1996 to June 1999, Mr. Springer was employed as Executive Vice President and Chief Financial Officer of Jumbo Sports, Inc., a sporting goods retailer located in Florida. Jumbo Sports filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in December 1998. From 1987 to 1996, Mr. Springer was the Executive Vice President and Chief Financial Officer of Kash n' Karry Food Stores, Inc., a grocery store chain located in Florida.



                              ELECTION OF DIRECTORS

     The Board of Directors proposes the election of six (6) directors, each director to hold office until the next annual meeting and until such directors' respective successors are elected and qualified. Unless authority to vote for directors has been withheld in the Proxy, the persons named in the enclosed Proxy intend to vote at the meeting for the election of the nominees presented below. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed Proxy will vote for any substitute nominee designated by the Board of Directors.

     The candidates in the election of directors receiving the highest number of affirmative votes of the shares entitled to vote, up to the number of directors to be elected by such shares, will be elected. Votes against a candidate and votes withheld, including broker non-votes, have no legal effect on the election; however all such votes count as a part of the quorum. The names and certain information concerning the persons to be nominated as directors at the Annual Meeting are set forth below.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Directors and Nominees


Name                Age    Director Since          Business Experience
----                ---    --------------          -------------------

Andrew Feshbach     39          1995     Mr. Feshbach  is  a  Vice  President of
                                         Fortune  Financial,   Chief   Executive
                                         Officer of  Big Dog Holdings, Inc.  and
                                         an Executive Vice President of  Fortune
                                         Fashions.    Previously,  Mr.  Feshbach
                                         was  a  partner  in   Maiden  Lane,   a
                                         merchant bank, and a  Vice President in
                                         the Mergers and Acquisitions  Group  of
                                         Bear Stearns & Co. Inc.

Robert R. Hollman   56          1995     Mr. Hollman  is  president  of  Hollman
                                         Property  Company and was President and
                                         Chief   Executive   Officer   of   Topa
                                         Management Company  from 1971  to 1999.

Fred Kayne          61          1995     Mr. Kayne is President and  Chairman of
                                         Fortune   Financial,   where   he    is
                                         responsible  for  directing  all of its
                                         investment activities.   Mr.  Kayne  is
                                         also President of Fortune Fashions  and
                                         Chairman  of  Big  Dog Sportswear.  Mr.
                                         Kayne was a partner of Bear,  Stearns &
                                         Co.  Inc.  until   its  initial  public
                                         offering in 1985, after which   time he
                                         was a Managing Director and   a  member
                                         of  the  Board  of  Directors  of Bear,
                                         Stearns & Co. Inc. until he resigned in
                                         1986.  Fred Kayne and  Richard A. Kayne
                                         are brothers.

Richard A. Kayne    55          1995     Mr. Kayne currently serves as President
                                         and   Chief   Executive  Officer and  a
                                         Director of Kayne  Anderson  Investment
                                         Management, Inc., and its broker dealer
                                         affiliate, K.A. Associates,  Inc.   Mr.
                                         Kayne  has  been  with  Kayne  Anderson
                                         Investment  Management, Inc. since 1984
                                         when it  was founded  by  Mr. Kayne and
                                         John E.  Anderson. He is also  Chairman
                                         of the Board of Glacier Water Services,
                                         Inc. Richard  A. Kayne and  Fred  Kayne
                                         are brothers.

Jerry R. Welch      49          1995     See "Business Experience  of  Executive
                                         Officers" above.


Howard M. Zelikow   66          1995     Mr.  Zelikow   has   been  a   Managing
                                         Director of Kayne Anderson   Investment
                                         Management,   Inc.  since  1988.    Mr.
                                         Zelikow   has   been  a   director   of
                                         Financial Security Assurance   Holdings
                                         Ltd. since 1996 and  has  served  as  a
                                         director   of    Queensway    Financial
                                         Holdings   Limited   since  1993.   Mr.
                                         Zelikow  was  a  director  of  Victoria
                                         Financial  Corporation  from   1991  to
                                         1995, a  director  of Capital  Guaranty
                                         Corporation  from 1994 to 1995,  and  a
                                         director  of  Nobel  Insurance  Limited
                                         from 1989 to 1993.    Mr.  Zelikow  has
                                         been  a  director  of  The   Navigators
                                         Group, Inc. since 1999.



     The Directors of the Company serve until their successors are elected and duly qualified at next year's Annual Meeting of Shareholders, which is expected to be held on or about June 2001. During the fiscal year ended January 29, 2000 ("Fiscal 1999"), the Company's Audit Committee (the "Audit Committee") consisted of Messrs. Feshbach, Hollman and Zelikow who are also the current members of the Audit Committee and the Company's Compensation Committee (the "Compensation Committee") consisted of Messrs. Richard Kayne and Fred Kayne. The Board of Directors will adopt a new charter for the Audit Committee prior to June 14, 2000. The Board of Directors does not have a standing Nominating Committee. The The Audit Committee, which includes one independent director, meets periodically with the Company's independent public accountants, management and internal auditors to discuss accounting principles, financial and accounting controls, the scope of the annual audit, regulatory compliance and other matters. The Audit Committee also advises the Board of Directors on matters related to accounting and auditing and reviews management's selection of independent public accountants. The independent public accountants and the internal auditors have complete access to the Audit Committee without management present to discuss results of their audit and their opinions on the adequacy of internal controls, the quality of financial reporting and other accounting and auditing matters. The Compensation Committee reviews the Company's general compensation strategy and reviews and reports to the Board of Directors with respect to compensation of officers and employee benefit programs.

     Your proxy cannot be voted for a number of persons greater than the number of nominees named.

Attendance at Meetings

     During Fiscal 1999, the Board of Directors held a total of four meetings, the Compensation Committee held one meeting and the Audit Committee held one meeting. No member of the Board of Directors, Compensation Committee or Audit Committee attended fewer than 75% of the meetings of the Board of Directors, Compensation Committee or Audit Committee.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

     The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the fiscal years ended January 29, 2000, January 30, 1999 and January 31, 1998. to the Company's Chief Executive Officer and the three other executive officers of the Company and to one executive officer of RightStart.com, each of whom received compensation (on an annualized basis) of at least $100,000.

                           Summary Compensation Table




                                                     Annual Compensation                      Long Term Compensation
                                                     -------------------           ---------------------------------------------
                                   Fiscal                        Other Annual     Securities Underlying  Securities Underlying
Name and Principal Position         Year         Salary    Bonus Compensation (1)   Company Options (#)  RightStart.com Options(#)
---------------------------      ----------     --------   ----- ----------------  --------------------- -------------------------


Jerry R. Welch (2)                 1999         $ 56,000     -0-     $ -0-             $    -0-               500,000
Chairman of the Board,             1998             -0-      -0-       -0-               211,669                -0-
President and Chief                1997             -0-      -0-       -0-                 7,383                -0-
Executive Officer

Marilyn Platfoot                   1999           160,000    -0-       -0-                  -0-                81,900
Executive Vice President           1998           137,615    -0-       62                 77,500                -0-
Retail                             1997           115,000    -0-       -0-                 7,500                -0-


Ronald J. Blumenthal               1999           148,000    -0-       -0-                  -0-                27,300
Senior Vice President-Real Estate  1998           135,000    -0-       -0-                62,500                -0-
                                   1997           135,000    -0-       -0-                 7,500                -0-

Gina M. Engelhard                  1999           130,000    -0-       -0-                  -0-                91,000
Chief Financial Officer            1998           113,292    -0-       -0-                60,000                -0-
Senior Vice President              1997           105,000    -0-       -0-                 5,000                -0-
and Secretary

Raymond P. Springer                1999            38,462    -0-      1,300                 -0-               150,000
Executive Vice President and       1998              -0-     -0-       -0-                  -0-                 -0-
Chief Financial Officer            1997              -0-     -0-       -0-                  -0-                 -0-
RightStart.com


(1) Amounts shown include Company contributions under the Company's Employee Stock Ownership Plan and the Company's Employee Stock Purchase Plan, as applicable, for the listed executive officers.

(2) Mr. Welch receives no compensation for serving as Chief Executive Officer or President of the Company, but receives $100,000 per annum for serving as Chief Executive Officer and President of RightStart.com.

(3) Mr. Springer became Executive Vice President and Chief Financial Officer of RightStart.com in December 1999. On an annual basis for fiscal 1999, Mr. Springer's salary would have been $250,000.

Directors' Fees

     All of the Company's non-employee directors receive directors' fees of $3,000 per quarter. All of the members of the Board of Directors have elected, in lieu of such compensation, to receive options to purchase common stock of the Company at the fair market value on the date the options are granted.


Option Grants in the fiscal year Ended January 29, 2000 ("Fiscal 1999")

     The following table provides certain information regarding stock options granted to the Named Executive Officers during Fiscal 1999. No options were granted to Named Executive Officers that would permit such officers to purchase common stock of the Company. All options reported in the following table are options for the purchase of common stock of RightStart.com.

                          Option Grants in Fiscal 1999


                                Individual Grants
                                 (RightStart.com)
                          ----------------------------------------------
                                                                             Potential
                                       % of                               Realizable Value
                                       Total                             at Assumed Annual
                          Number of   Options                              Rates of Stock
                            Common    Granted                                  Price
                            Shares      to                                Appreciation for
                          Underlying Employees                             Option Term(3)
                           Options   in Fiscal Exercise Price Expiration ------------------
          Name            Granted(1)   1999    (per share)(2)    Date       5%       10%
          ----            ---------- --------- -------------- ---------- -------- ---------

Jerry R. Welch(4).......   364,000     20.57%      $0.45         6/1/09  $266,813 $ 424,855
                           136,000      7.68        0.45        9/10/09    99,688   158,737
Marilyn Platfoot (5)....    81,900      4.62        0.45         6/1/09    60,032    95,592
Ron Blumenthal (6)......    27,300      1.54        0.45         6/1/09    20,010    31,864
Gina Engelhard (7)......    72,800      4.11        0.45         6/1/09    53,363    84,971
Raymond P. Springer (8).   150,000      8.47        3.75       10/27/09   916,253 1,458,980

--------
(1) RightStart.com granted options for an aggregate of 1,769,500 shares of common stock to our employees under its 1999 Stock Option Plan during Fiscal 1999. See "1999 Stock Option Plan" below.

(2) All options were granted at an exercise price equal to the fair market value of the common stock, as determined by the Board of Directors on the date of grant, other than those options that expire on September 10, 2009.

(3) The potential realizable value is calculated assuming the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. All options listed have a term of 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price will appreciate over the 10-year option term at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

(4) Mr. Welch's option to purchase 364,000 shares of common stock became immediately exercisable and fully vested on the date of grant. Mr. Welch's option to purchase 136,000 shares of common stock becomes exercisable at the rate of 1/4th of the total number of shares underlying the option on September 10, 2000 and 1/48th of the total number of shares underlying the option monthly from and after September 10, 2000.

(5) Ms. Platfoot's option becomes exercisable at the rate of 1/4th of the total number of shares underlying the option on June 1, 2000 and 1/48th of the total number of shares underlying the option monthly from and after June 1, 2000.

(6) Mr. Blumenthal's option becomes exercisable at the rate of 1/4th of the total number of shares underlying the option on June 1, 2000 and 1/48th of the total number of shares underlying the option monthly from and after June 1, 2000.

(7) Ms. Engelhard's option becomes exercisable at the rate of 1/4th of the total number of shares underlying the option on June 1, 2000 and 1/48th of the total number of shares underlying the option monthly from and after June 1, 2000.

(8) Mr. Springer's option becomes exercisable at the rate of 1/4th of the total number of shares underlying the option on October 27, 2000 and 1/48th of the total number of shares underlying the option monthly from and after October 27, 2000.


Aggregate Option Exercises in Fiscal 1999 and Option Values at Fiscal Year End

     The following table provides certain information regarding the exercise of stock options to purchase stock of the Company and RightStart.com held by the Named Executive Officers during Fiscal 1999 and the number of options and the value of Company options held as of the end of such fiscal year.


                                                     Number of Securities        Value of Unexercised     Number of Securities
                                                     Underlying Unexercised      In-The-Money Options     Underlying Unexercised
                                                     COMPANY Options At             At Fiscal             RIGHTSTART.COM Options
                                                     Fiscal Year End (#)            Year End($)(1)        At Fiscal Year End (#)
                                                     --------------------      ------------------------  ------------------------
                Shares Acquired
Name            on Exercise (#) Value Realized($)(1) Exercisable Unexercisable Exercisable Unexercisable Exercisable Unexercisable
----             -------------- -------------------- ----------- ------------- ----------- ------------- ----------- -------------


Jerry R. Welch        -0-                 -0-          223,661      -0-        $2,993,158   $   -0-       364,000     136,000

Marilyn Platfoot      -0-                 -0-           27,500     50,000         362,187    631,250       20,745      61,155

Ronald J. Blumenthal  -0-                 -0-           32,500     30,000         435,313    378,750        6,825      20,475

Gina M. Engelhard     -0-                 -0-           20,000     40,000         262,500    505,000       18,950      53,850

Raymond P. Springer   -0-                 -0-             -0-       -0-              -0-         -0-         -0-      150,000
 --------------------

(1) On January 28, 2000 (the last day the Company's common stock was traded in Fiscal 1999), the closing sale price of the Company's common stock on the Nasdaq National Market System was $16.125 per share.

Employment Agreements

     No employment agreements are currently in effect between the Company and any of its employees.


Stock Compensation Programs

     We have two stock option plans, an employee stock ownership plan and an employee stock purchase plan. RightStart.com has a stock purchase plan in which the Named Executive Officers participate.

1991 Employee Stock Option Plan

     The Company adopted the 1991 Employee Stock Option Plan (the "1991 Stock Option Plan") in October 1991 in order to provide a means of encouraging certain officers and employees of the Company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The 1991 Stock Option Plan, as amended through the date of the Annual Meeting, covers an aggregate of 900,000 shares of the Company's common stock. Options outstanding under this plan have terms ranging from three to ten years (depending on the terms of the individual grant). The information regarding the 1991 Stock Option Plan provided herein is qualified in its entirety by the full text of such plan, copies of which have been filed with the Securities and Exchange Commission. Options for 815,160 shares were outstanding as of January 29, 2000 under the 1991 Stock Option Plan, 375,960 of which were exercisable.

         The 1991 Stock Option Plan provides for the granting to officers and other key employees, including directors, of the Company or any parent or subsidiary, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting to officers, key employees, consultants and directors (even it not employed by the Company), of nonstatutory stock options. If an optionee would have the right in any calendar year to exercise for the first time incentive stock options for shares having an aggregate fair market value (under all of the Company's plans and determined for each share as of the date the option to purchase the shares was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options.

         The 1991 Stock Option Plan may be administered by the Board of Directors or a committee of the Board of Directors. The administrator determines the terms of options granted under the 1991 Stock Option Plan, including the number of shares subject to an option, the exercise price, and the term and exercisability of options. The administrator may also amend the terms of options granted under the 1991 Stock Option Plan (with the consent of the holder), including accelerating the date on which the options become exercisable. The exercise price of all stock options granted under the 1991 Stock Option Plan generally must be at least equal to the fair market value of the Company's common stock on the date of grant. Payment of the purchase price of options may be made in cash, by check, by the optionee's promissory note with terms approved by the administrator, other Company common stock, cancellation of indebtedness, through broker assisted cashless exercises, through margin loans or as determined by the administrator.

         Generally, options granted under the 1991 Stock Option Plan may not have a term in excess of ten years and are nontransferable. The administrator determines the vesting terms of options at the time of grant.

         Upon a merger, consolidation or other reorganization (including the sale of substantially all of the Company's assets) in which the Company is not the surviving corporation, the 1991 Stock Option Plan and all unexercised options terminate unless a successor provides substantially similar consideration to the option holders as provided to the Company's shareholders or substitutes substantially equivalent options covering shares of the successor corporation. If no such provision is made, then the administrator must provide not less than 30 days written notice of the anticipated effective date of the transaction and all options will be accelerated and exercisable on the effective date.

         Unless terminated earlier, the 1991 Stock Option Plan will terminate in October 2001. Options granted before expiration of the plan will unaffected by its expiration. The Board of Directors has the authority to amend, modify, suspend or terminate the 1991 Stock Option Plan as long as such action does not affect or impair any rights or obligations of the holders of any outstanding options and provided that shareholder approval for any amendment or modification to the 1991 Stock Option Plan shall be obtained to the extent and degree required.


     The Board of Directors of the Company has proposed an amendment to the 1991 Stock Option Plan to increase the maximum number of shares of common stock issuable under such plan from 900,000 to 1,050,000 shares (an increase of 150,000 shares), subject to the approval of the shareholders of the Company as provided herein. The amendment to the 1991 Stock Option Plan, as approved by the Board of Directors, is set forth in its entirety in Proposal 2 below. The Company proposes to increase the aggregate number of shares of common stock issuable under both the 1991 Stock Option Plan and the 1995 Stock Option Plan by 225,000 shares.


1995 Non-Employee Directors Option Plan

     In October 1995, the Company adopted the 1995 Non-Employee Directors Option Plan (the "1995 Stock Option Plan"). The 1995 Stock Option Plan, as amended through the date of the Annual Meeting, covers an aggregate of 200,000 shares of common stock. The information regarding the 1995 Stock Option Plan provided herein is qualified in its entirety by the full text of such plan, copies of which have been filed with the Securities and Exchange Commission. The 1995 Stock Option Plan provides for the annual issuance on the date of the annual meeting, to each non-employee director, of options to purchase 1,500 shares of common stock. In addition, each director is entitled to make an election to receive, in lieu of directors' fees, additional options to purchase common stock. Options outstanding under this plan have terms ranging from five to ten years (depending on the terms of the individual grant). The amount of additional options is determined based on an independent valuation such that the value of the options issued is equivalent to the fees that the director would be otherwise entitled to receive. Options issued under this plan vest on the anniversary date of their grant and upon termination of Board membership. 164,747 options were are outstanding under the 1995 Stock Option Plan as of January 29, 2000, 146,477 of which were exercisable.

     The Board of Directors of the Company has proposed an amendment to the 1995 Stock Option Plan to increase the maximum number of shares of common stock issuable under such plan from 200,000 to 275,000 shares (an increase of 75,000 shares), subject to the approval of the shareholders of the Company as provided herein. The amendment to the 1995 Stock Option Plan, as approved by the Board of Directors, is set forth in its entirety in Proposal 3 below. The Company proposes to increase the aggregate number of shares of common stock issuable under both the 1991 Stock Option Plan and the 1995 Stock Option Plan by 225,000 shares.

     The 1995 Stock  Option Plan  provides  for the granting to directors of the

Company who have not been employees of the Company or any subsidiary for at least one year preceding membership on the Board of Directors, options that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The Compensation Committee administers the 1995 Stock Option Plan.

     The exercise price for each option granted under the 1995 Stock Option Plan is the fair market value of the common stock underlying that option on the first trading day preceding its grant. Payment of the purchase price of options may be made in cash, by certified cashier's check, bank draft or money order, by delivery of Company common stock owned by the optionee for at least six months (if the Compensation Committee and applicable law permit) or as determined by the Compensation Committee. Options granted under the 1995 Stock Option Plan are generally nontransferable.

     Upon a merger, reorganization or other business combination in which the Company is the surviving corporation, optionees will be entitled to receive substitute stock options on terms and conditions that substantially preserve the value, rights and benefits of the affected option unless the Company elects to pay all optionees the difference between the fair market value of the options and their exercise price. If the Company is not the surviving corporation and does not elect to pay all optionees the difference between the fair market value of the options and their exercise price, each optionee will receive substitute options in the surviving or resulting corporation on such terms and conditions as preserve the value, rights and benefits of the affected options. Upon a Change of Control (as defined in the 1995 Stock Option Plan), including certain acquisitions of more than 50% of the Company's common stock, approval by the Company's shareholders of certain reorganizations, mergers, consolidations or approval by the Company's shareholders of a liquidation or substantial dissolution of the Company or the sale of all or substantially all of the assets of the Company (other than to a wholly-owned subsidiary), all options held by directors at such time become fully vested and exercisable. Within 10 days after a Change of Control involving the acquisition of the Company's stock, optionees may require the Company to purchase their options for the difference between fair market value and the exercise price.

      Unless terminated earlier, the 1995 Stock Option Plan will terminate in October 2005. Options granted before expiration of the plan will unaffected by its expiration. The Compensation Committee has the authority to amend or revise the 1995 Stock Option Plan so long as such action does not alter or impair rights or obligations of any outstanding option. Terms related to amount, price and timing of annual grants and deferral rights under the 1995 Stock Option Plan may not, however, be amended more than once in any six-month period except to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. In addition, shareholder approval is required to increase the maximum number of shares that may be granted under the plan, change the minimum exercise price, increase the maximum term under the plan for any option, materially modify the plan's eligibility requirements, change the term of the plan or materially increase the benefits accruing to plan participants.

      The weighted average exercise price of the Company's outstanding options under the 1991 Stock Option Plan and the 1995 Stock Option Plan at January 29, 2000 was $4.33.


RightStart.com 1999 Stock Option Plan

      The Board of Directors of RightStart.com adopted the RightStart.com 1999 Stock Option Plan (the "RightStart.com 1999 Stock Option Plan") in April 1999 and RightStart.com's stockholders approved it in June 1999. RightStart.com has reserved a total of 2,018,000 shares of common stock for issuance under the RightStart.com 1999 Stock Option Plan. As of January 29, 2000, options to purchase 1,769,500 shares of common stock with a weighted average exercise price of $1.09 had been granted and are outstanding, none of which has been exercised as of the date hereof.

      The RightStart.com 1999 Stock Option Plan provides for the granting to employees, including officers and directors, of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting to employees, consultants and nonemployee directors, of nonstatutory stock options. If an optionee would have the right in any calendar year to exercise for the first time incentive stock options for shares having an aggregate fair market value (under all RightStart.com plans and determined for each share as of the date the option to purchase the shares was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options.

      The RightStart.com 1999 Stock Option Plan may be administered by the board of directors of RightStart.com or a committee of the board of directors or RightStart.com. The compensation committee or the board of directors of RightStart.com administers the RightStart.com 1999 Stock Option Plan. The compensation committee determines the terms of options and stock purchase rights granted under the RightStart.com 1999 Stock Option Plan, including the number of shares subject to an option or stock purchase right, the exercise or purchase price, and the term and exercisability of options. The compensation committee may also amend the terms of options and stock purchase rights granted under the RightStart.com 1999 Stock Option Plan, including changing or accelerating the date on which the options become exercisable. The exercise price of all incentive stock options granted under the RightStart.com 1999 Stock Option Plan generally must be at least equal to the fair market value of RightStart.com's common stock on the date of grant. The compensation committee has the authority to grant non-qualified stock options at prices below fair market value. Payment of the purchase price of options and stock purchase rights may be made in cash, by certified check, bank draft or money order or as determined by the compensation committee.

     Generally,  options  granted under the  RightStart.com  1999  Stock  Option
Plan have a term of ten years and are nontransferable. Generally, options granted under the RightStart.com 1999 Stock Option Plan vest 25% on the first anniversary of grant and monthly thereafter over three years. The compensation committee, however, has the flexibility to determine the vesting terms of options at the time of grant.

     Upon the happening of a Merger Event (as defined in the RightStart.com 1999 Stock Option Plan), including a merger, reorganization, business combination, the sale of all or substantially all of RightStart.com's assets or if the composition of the board of directors is altered as described in th RightStart.com 1999 Stock Option Plan, options granted thereunder will become immediately and fully exercisable. The holders of options may then either exercise their options and participate in such transaction on substantially the same terms as RightStart.com stockholders or receive substitute options from the surviving corporation, if applicable.

     Unless terminated earlier, the RightStart.com 1999 Stock Option Plan will terminate in June 2009. The board of RightStart.com has the authority to amend or terminate the RightStart.com 1999 Stock Option Plan as long as such action does not materially and adversely affect any outstanding option and provided that stockholder approval for any amendments to the Rightstart.com 1999 Stock Option Plan shall be obtained to the extent required by applicable law. Amendment of the RightStart.com 1999 Stock Option Plan, however, will not affect the exercisability of options granted under the such plan prior to its expiration.


Company Employee Stock Purchase Plan

     The Company matches employees' contributions to the Company Employee Stock Purchase Plan at a rate of 50%. The Company's contributions amounted to $12,000, $14,000 and $24,000, in Fiscal 1999, Fiscal 1998 and Fiscal 1997, respectively.


Company Employee Stock Ownership Plan

     The  Company  Employee  Stock  Ownership  Plan  is  funded  exclusively  by
discretionary   contributions   determined  by  the  Board  of   Directors.   No
contributions were authorized for Fiscal 1999, Fiscal 1998 or Fiscal 1997.


Compensation Committees Interlocks and Insider Participation

     Richard Kayne and Fred Kayne, each directors of the Company, are each members of the Company's Compensation Committee. Richard Kayne has participated indirectly in transactions requiring disclosure under the section "Certain Relationships and Related Transactions."


Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for approving compensation programs for the Company's management. During Fiscal 1999, the Compensation Committee consisted of Messrs. Richard Kayne and Fred Kayne.


     The Compensation Committee believes that the compensation provided to employees of the Company must be competitive for the Company to attract or obtain highly qualified and experienced key employees. The Company provides salary and stock-based incentives to its officers. The Compensation Committee uses stock-based incentives to attempt to give its executives a long-term stake in the Company and to reward strong performance. Based upon a preliminary review, the Compensation Committee believes that, overall, the Company's compensation programs are competitive with those of comparable companies.

     Mr. Welch receives no compensation for serving as a director, Chief Executive Officer or President of the Company but receives $100,000 per annum for serving as Chief Executive Officer and President of RightStart.com and received stock options in RightStart.com during Fiscal 1999. The compensation received by Mr. Welch from RightStart.com is set by the compensation committee of RightStart.com.


                             COMPENSATION COMMITTEE

                           Richard A. Kayne Fred Kayne

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph immediately following, shall not be incorporated by reference into any such filings.

Performance Graph

     This graph compares the cumulative total return to shareholders of the Company, the Nasdaq National Market (the "Broad Market") index and a peer group of companies (the "Industry Index")(1).



                        [Performance Graph Appears Here]



                                              Fiscal Year
                                                   Ending
                                              -----------------
                5/25       5/24       1/31       1/30       1/29       1/28
                1995       1996       1997       1998       1999       2000 (2)
                ----       ----       ----       ----       ----       ----

Company         $100    $260.00     207.50      70.00     120.00     322.50
Broad Market     100     139.32     114.18     116.14     134.06      92.77
Peer Group       100     141.15     156.83     184.72     288.30     431.26



(1) The Industry Index chosen is an index of specialty retailers compiled by Media General Group that includes forty-three publicly traded companies offering a wide array of specialty retail goods.
(2) On May 18, 2000 the closing price for the Company's common stock was $4.25 compared to $16.125 on January 28, 2000.

     Assumes $100 invested at the beginning of the periods presented and assumes dividends have been reinvested.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors and persons who beneficially own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Forms 3, 4 and 5 as filed.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all the filing requirements applicable to them with respect to transactions during Fiscal 1999.


                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

          During  Fiscal  1999,  Kayne   Anderson  Investment  Management,  Inc.
provided management, consulting and advisory services to the Company for which it received a fee of $112,500.

          Management Services Agreement. The Company and RightStart.com have entered into a management services agreement, dated as of July 9, 1999. Pursuant to the management services agreement, the Company provides basic services, inventory supply services and promotional services to RightStart.com as detailed below:

         Basic Services. The Company has agreed to provide RightStart.com with various services from time to time, including, among others, services for personnel/human resources, benefits administration, payroll processing, insurance, tax, cash management, merchandising, advertising, inventory management, employee relations, employee benefits, customer relations, financial, legal, order fulfillment and collection, accounting, telecommunications, catalog production assistance and credit card processing. However, RightStart.com is free at any time to perform any of these services for itself or contract with other third parties to supply these services. In accordance with the terms of the management services agreement, as consideration for such services, RightStart.com pays the Company an amount equal to Direct Cost (as defined below) plus two percent. "Direct Cost" is defined with respect to each service as the direct out-of-pocket expenses paid to third parties or incurred by the Company in connection with providing such service and a proportionate share of all overhead expenses directly attributable to providing such service, including, without limitation, shipping, handling, travel expenses, personnel costs, professional fees, printing and postage.

         Inventory Supply Services. The Company has agreed to supply RightStart.com with Common Inventory (as defined below) when and as requested and Internet-Only Inventory (as defined below) on a pre-ordered just-in-time basis through August 31, 2000. RightStart.com's inventory is stored separately from that of the Company after RightStart.com places an order and the Company fills it. RightStart.com is required to pre-order and purchase Internet-Only Inventory and, after August 31, 2000, Common Inventory, as needed to meet expected customer demand. "Common Inventory" is defined as all inventory purchased for RightStart.com by the Company that is carried for sale in the Company's retail stores and either on RightStart.com's online store or through its catalog operations. The Company is required to purchase inventory at RightStart.com's request through the term of the management services agreement though RightStart.com is not required to purchase such inventory through the Company. Common Inventory consists primarily of merchandise for infants and children from birth to age three years old and their caregivers. "Internet-Only Inventory" is defined as the inventory of products sold or carried for sale only by RightStart.com on its online stores or through its catalog operations and not sold or carried for sale in the Company's retail stores. Internet-Only Inventory consists primarily of merchandise for children ages four to 12 years old. The Company supplies RightStart.com with Common Inventory and Internet-Only Inventory at a price equal to 102% of the aggregate of direct cost of the goods, the inbound freight charges and all other costs charged to the Company by its suppliers. The Company has also agreed to accept returns from RightStart.com's customers of products purchased from RightStart.com's online store. The amount refunded to a customer is charged to RightStart.com. In the case of saleable Common Inventory the inventory cost or vendor credit is credited to RightStart.com. In the case of Internet-Only Inventory, if saleable, the inventory cost or vendor credit is transferred to RightStart.com's Internet-Only Inventory balance at inventory cost including freight or, if not saleable, is credited to RightStart.com's account at the amount of any vendor credit received.

         Promotional Services. The Company has agreed to promote RightStart.com as its exclusive online and catalog distribution channel for products for parents, childcare providers, infants and children under age seventeen. The Company also has agreed to provide RightStart.com with the following promotional services: (i) prominent references to RightStart.com on customer bags, customer receipts, labels, invoices, counter cards, in-store audio programming, emails, letterhead, mailers, advertising and on other items to the extent such reference can be made at a low incremental cost and (ii) in-store signs promoting RightStart.com in all the Company's retail stores. The Company's retail store employees are given incentives to implement RightStart.com marketing and merchandising programs.

         RightStart.com may terminate the management services agreement in full or on a service-by-service basis (a) upon 30 days prior written notice to the Company with respect to services provided therein, (b) upon the occurrence of a material breach by the Company which is not cured within 30 days of receipt of written notice from RightStart.com, (c) upon the occurrence of events relating to the bankruptcy of the Company, (d) upon the liquidation, other termination, sale or transfer of the Company's business or substantially all of its assets or
(e) if the Company becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of its creditors. The management services agreement may be terminated by the Company in full or on a service-by-service basis (a) at any time after December 31, 2000, upon 120 days prior written notice to RightStart.com if (i) RightStart.com's annual sales run rate is projected to be in excess of $40 million or (ii) the Company is required to make expenditures for basic services or inventory supply services of $15,000 or more in any month on RightStart.com's behalf if such amount is not reimbursed or otherwise paid by RightStart.com, (b) upon the occurrence of a material breach by RightStart.com which is not cured within 60 days of receiving written notice from the Company (except that if the material breach relates to RightStart.com's failure to pay for the services received in accordance with the management services agreement, it must be cured within 30 days), (c) upon the occurrence of events relating to a RightStart.com bankruptcy, (d) upon the liquidation, other termination, sale or transfer of RightStart.com's business or substantially all of RightStart.com's assets or (e) if RightStart.com becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of its creditors.

         Intellectual Property Agreement. The Company and RightStart.com have entered into an intellectual property agreement, dated as of July 9, 1999, pursuant to which the Company (i) assigned to RightStart.com the Website IP (as defined below) and User Information (as defined below), (ii) granted RightStart.com a worldwide, non-exclusive, (except with respect to online usage) non-transferable, fully-paid up and royalty-free license to use the Right Start IP (as defined below) solely in connection with its online and catalog retail sales of products for parents, childcare providers, infants and children and
(iii) granted RightStart.com a perpetual, worldwide, exclusive, fully-paid up and royalty-free, unrestricted sublicense and right to use the source code and object code and certain other intellectual property owned by Guidance Solutions, which the Company engaged to develop the website located at www.rightstart.com. Pursuant to the intellectual property agreement, RightStart.com granted to the Company a worldwide, non-exclusive, fully-paid up and royalty-free license to use the Website IP and User Information solely in connection with the Company's retail sales of parents', childcare, infants' and children's products (other than through online or catalog sales). "Website IP" is defined as all files, text, graphics, graphics files in any file format, images, artwork, audio files, audiovisual materials and e-commerce and database applications provided by third parties or the Company or created by or for RightStart.com in connection with the Website and certain copyright registrations, all domain names, all trademarks, all service marks, all trade dress, all logos, all brands and designs, all trade names, all Internet domain names, all metatags and hyperlinks used in connection with the Website and the online and catalog retailing of parents', childcare, infants' and children's products. "Right Start IP" is defined as all lists of customers and prospective customers used in connection with the Company's retail sales of infants' and children's products other than through online or catalog sales. "User Information" is defined as all information with respect to the use and users of RightStart.com's website, including all catalog customer lists of the Company or RightStart.com that existed on July 9, 1999, the date of the agreement.

         The intellectual property agreement is perpetual unless terminated. The intellectual property agreement may be terminated by the Company (a) upon the occurrence of mergers, reorganizations, consolidations or other business combinations (other than with an affiliate or financial advisor) as a result of which RightStart.com's stockholders immediately prior to such transaction hold less than 50% of the voting power of RightStart.com and in which the acquirer is a direct competitor of the Company by giving RightStart.com written notice within 30 business days of receiving written notice from RightStart.com of such change of control and (b) upon the occurrence of a material breach by RightStart.com that is not cured within 30 business days of receipt of written notice from the Company. RightStart.com may terminate the intellectual property agreement upon the occurrence of a material breach by the Company which is not cured within 30 days of receipt of written notice from RightStart.com.

         Lease. Since May 1, 1999, RightStart.com has subleased office space on a month-to-month basis from the Company. Rent expense under this sublease totaled $18,000 for 1999. The monthly rent cost is approximately $12,500 effective January 1, 2000.
RightStart.com has no formal agreement with the Company to continue this sublease.


         The Company and RightStart.com each has entered into indemnification agreements with its directors which may require them, among other things, to indemnify such directors against liabilities that may arise by reason of their status or service as directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         In April 2000, RightStart.com sold secured bridge notes in the aggregate principal amount $2,180,000 (the "Bridge Notes") and warrants to purchase 109,000 shares of its common stock at an exercise price of $6.70 to affiliates, to provide funding until RightStart.com can obtain additional equity financing. A default on the Bridge Notes would permit such holders to foreclose on the assets of RightStart.com and require RightStart.com, to the extent it has not already done so, to issue to the holders of the notes, warrants to purchase an aggregate of 8,720,000 shares, or approximately 48.9% of the outstanding common stock of RightStart.com, at an exercise price of $0.25 per share.



                                  PROPOSAL ONE
                                  ------------

                                 RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Arthur Andersen LLP was selected by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, to act as the Company's independent accountants for the fiscal year ending February 3, 2001. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. The Board of Directors is asking for ratification of such appointment by the Company's shareholders.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                                  PROPOSAL TWO
                                  ------------

            APPROVAL OF AMENDMENT TO 1991 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors has proposed to amend Article 3 of the Company's 1991 Stock Option Plan to increase the maximum number of shares of the Company's common stock subject to the 1991 Stock Option Plan from 900,000 to 1,050,000 shares, an increase of 150,000 shares. The proposed amendment to the 1991 Plan reads as follows:

          "3.  Shares Subject to the Plan.
               --------------------------

               The stock issuable under this Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock ("Common Stock"). The total number of shares of Common Stock that may be issued under this Plan shall not exceed 1,050,000 shares in the aggregate, subject to adjustment as provided in Section 8 below."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1991 STOCK OPTION PLAN.

                                 PROPOSAL THREE
                                 --------------

        APPROVAL OF AMENDMENT TO 1995 NON-EMPLOYEE DIRECTORS OPTION PLAN

     The Board of Directors has proposed to amend section 12 of the Company's 1995 Stock Option Plan to increase the maximum number of shares of the Company's common stock subject to the 1995 Stock Option Plan from 200,000 to 275,000 shares, an increase of 75,000 shares. The proposed amendment to the 1995 Stock Option Plan reads as follows:

          "12. Common Shares Subject to Options.
               --------------------------------

          The maximum aggregate number of shares of common stock with respect to which Options may be granted from time to time under the Plan is 275,000 shares, subject to adjustment as provided in Section 6 of the Plan."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 STOCK OPTION PLAN.

                                  ANNUAL REPORT

     The Annual Report of the Company including financial statements for Fiscal 1999 is being forwarded to each shareholder together with this Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters that may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the Proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Secretary of the Company prior to April 1, 2001 for inclusion in the Proxy Statement for the Annual Meeting of Shareholders scheduled to be held in June of 2001.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.


                                       /s/ Gina M. Engelhard

                                           Gina M. Engelhard
                                           Secretary

Dated: July 1, 2000

                                  AVAILABILITY

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: THE CORPORATE SECRETARY, THE RIGHT START, INC., 5388 STERLING CENTER DRIVE, UNIT C, WESTLAKE VILLAGE, CALIFORNIA 91361.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by Sections 27A and 21E. All forward-looking statements involve risks and uncertainties. Although the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not materially differ from its expectations. For factors that may cause actual results to materially differ from expectations and underlying assumptions, see the Company's Registration Statement on Form S-3 (File No. 333-84319) and periodic reports, including the Annual Report on Form 10-K/A, as amended, Fiscal 1999, filed by the Company with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

                           INCORPORATION BY REFERENCE

     The financial and other information required pursuant to Item 13 (a) of Proxy Rule 14A-101/Schedule 14a is hereby incorporated by reference into this proxy statement from the information provided in the Company's previously filed Form 10-K/A for Fiscal 1999. All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Company's 2001 annual meeting of shareholders shall be deemed to be incorporated by reference into this proxy statement.

PROXY
                              THE RIGHT START, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS

  JERRY R. WELCH, with full power of substitution, is hereby appointed proxy to vote the stock of the undersigned in The Right Start, Inc. at the Annual Meeting of Shareholders on August 1, 2000, and at any adjournments, to be held at The Right Start retail store located at 13413 Ventura Boulevard, Sherman Oaks, California.

  MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" AUTHORITY ON ELECTION OF DIRECTORS AND FOR THE BOARD'S PROPOSALS ONE, TWO AND THREE.

                             ELECTION OF DIRECTORS

     [_] FOR all Nominees listed          [_]  WITHHOLD
         below (except as                      AUTHORITY to
         indicated to the                      vote for all
         contrary below)                       Nominees listed
                                               below

   Jerry Welch, Richard Kayne, Fred Kayne, Andrew Feshbach, Robert Hollman and
                                 Howard Zelikow.

   INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.
                   -------------------------------------------

PROPOSAL 1. RATIFICATION OF AUDITORS      [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 1 ratification of appointment of Arthur Andersen LLP as auditors for the fiscal year ending February 3, 2001.

PROPOSAL 2. APPROVAL OF AMENDMENT TO 1991 STOCK OPTION PLAN
                                          [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 2 approval of amendment to The Right Start, Inc. 1991 Employee Stock Option Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 900,000 to 1,050,000 shares.

PROPOSAL 3. APPROVAL OF AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR PLAN
                                          [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 3 approval of amendment to The Right Start, Inc. 1995 Stock Option Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 200,000 to 275,000 shares.




  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

  THE PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES AND FOR PROPOSALS 1, 2 and 3.

                        Please sign exactly as name appears hereon.

                            ----------------------------------

                            ----------------------------------

                            Dated: _____________________, 2000

                            When shares are held by joint
                            tenants, both should sign. When
                            signing as attorney, as executor,
                            administrator, trustee or
                            guardian, please indicate as such.
                            If a corporation, please sign in
                            full corporate name by President
                            or other authorized officer.  If
                            a partnership, please sign in
                            partnership name by authorized
                            person.

        PLEASE DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE.